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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 15, 2004




                          BOSTON SCIENTIFIC CORPORATION
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               (Exact name of registrant as specified in charter)


    DELAWARE                         1-11083                     04-2695240
    --------                         -------                     ----------
(State or other                    (Commission                 (IRS employer
jurisdiction of                    file number)              identification no.)
 incorporation)

          ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS 01760-1537
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (508) 650-8000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.      OTHER EVENTS.

     On November 15, 2004, Boston Scientific Corporation launched a public offering of two series of its senior notes under the Company's existing shelf registration statement. The two series of senior notes will have varied maturities and a combined aggregate principal amount of $500 million. Boston Scientific plans to use the proceeds to repay commercial paper borrowings and for other general corporate purposes.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      BOSTON SCIENTIFIC CORPORATION


Date: November 15, 2004               By: /s/ Lawrence J. Knopf
                                          --------------------------------
                                          Lawrence J. Knopf
                                          Vice President and Assistant
                                          General Counsel